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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 14, 1995
                       (Date of earliest event reported)


                            GTE FLORIDA INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    FLORIDA
         (State or other jurisdiction of incorporation or organization)

         1-3090                                         59-0397520
(Commission File Number)                     (IRS Employer Identification No.)


600 Hidden Ridge, HQE04B12
Irving, Texas                                                         75038
(Address of principal executive offices)                            (Zip Code)
214-718-5600

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                            GTE FLORIDA INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements -- None.

         (b)  Pro Forma Financial Information -- None.

         (c)  Exhibits

              12 Statements re Computation of Ratios.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GTE FLORIDA INCORPORATED
                                                 (Registrant)


                                        By  /s/ William M. Edwards, III
                                           -----------------------------
                                                William M. Edwards, III
                                                      Controller
                                               (Chief Accounting Officer)

Date:  November 14, 1995

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                                EXHIBIT INDEX
                                -------------

             EXHIBIT 12      Statements re Computation of Ratios